WT MUTUAL FUND
Wilmington Aggressive Asset Allocation Fund
Wilmington Moderate Asset Allocation Fund
Wilmington Conservative Asset Allocation Fund
Supplement Dated December 19, 2008 to the
Institutional and A Share Prospectuses Dated November 1, 2008

The information in this Supplement contains new and additional information beyond that in the Institutional and A Share Prospectuses of the Wilmington Aggressive Asset Allocation Fund, the Wilmington Moderate Asset Allocation Fund and the Wilmington Conservative Asset Allocation Fund (each a “Fund” and collectively the “Funds”) dated November 1, 2008 (the “Prospectuses”), and should be read in conjunction with the Prospectuses.
1.      On page 1 of each of the Prospectuses, the second paragraph is deleted and replaced in its entirety with the following:
Each Fund is advised by Rodney Square Management Corporation (“RSMC”) and sub-advised by Wilmington Trust Investment Management, LLC (“WTIM”). Each Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other funds including (i) “Affiliated Underlying Funds” which are other funds of the Trust, or other funds for which RSMC or WTIM or any of their affiliates serve as investment adviser; (ii) “Unaffiliated Underlying Funds” which are other funds where the adviser is not the same as, or affiliated with, RSMC or WTIM, including exchange-traded funds or “ETFs”. (Collectively, all investment companies in which the Fund may invest, including Unaffiliated Underlying Funds and ETFs, are referred to as “Underlying Funds.”) The Funds are also permitted to invest in other securities including government securities, stocks, bonds and other types of securities (i.e., securities not issued by a fund) provided that such securities are consistent with the fund’s investment policies. Each Fund is designed for investors with a particular risk profile and invests in a distinct mix of Underlying Funds.
Following is a description of the Underlying Funds that are currently available for each asset class. The mix of Underlying Funds held by an individual Fund depends on its risk profile (i.e., Aggressive, Moderate or Conservative), target allocation and RSMC’s assessment of current economic and market conditions. The following list of Underlying Funds is subject to change at any time and without notice.
“Underlying Equity Funds” include the Wilmington Large-Cap Growth Fund, the Wilmington Large-Cap Value Fund, the Wilmington Small-Cap Core Fund, the Wilmington Multi-Manager Large-Cap Fund, the Wilmington Multi-Manager Small-Cap Fund, and the Wilmington Multi-Manager International Fund and other Unaffiliated Underlying Funds that invest in equity securities, including both international and emerging market equity securities.

“Underlying Fixed Income Funds” include the Wilmington Broad Market Bond Fund, the Wilmington Short/Intermediate-Term Bond Fund and other Underlying Funds that invest in fixed income securities.
“Underlying Real Return Funds” including the Wilmington Multi-Manager Real Asset Fund and other Unaffiliated Underlying Funds that invest in, among other assets, inflation-linked bonds, securities of real estate companies and investment trusts, or commodity-related securities.
“Underlying Money Market Funds” include the Wilmington Prime Money Market Fund and other Unaffiliated Underlying Funds that attempt to maintain a stable $1.00 share price by investing in money market instruments.
2.      On page 24 of each of the Prospectuses, the section entitled “Additional Underlying Funds” is deleted in its entirety and replaced with the following:

Additional Underlying Funds and Other Securities

In addition to the Underlying Funds listed above, the Funds may invest in additional Affiliated or Unaffiliated Underlying Funds and ETFs, including those that become available for investment in the future, at the discretion of RSMC and without shareholder approval.
The Funds’ investment in Unaffiliated Funds are subject to certain limitations. Generally, a Fund may not acquire shares of an Unaffiliated Underlying Fund, including ETFs, if: (i) immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of an Unaffiliated Underlying Fund’s total outstanding shares, or (ii) the Fund’s investment in securities of an Unaffiliated Underlying Fund would be more than 5% of the value of the total assets of the Fund. With respect to Unaffiliated Underlying Funds, a Fund may be able to invest in excess of the above stated limitations if the Fund relies on certain statutory exemptions of the 1940 Act or rules thereunder, or pursuant to SEC exemptive relief.
Although none of the Funds currently intends to do so, a Fund may invest directly in non-investment company securities including, without limitation: fixed income and other debt-related instruments; cash and cash equivalents; options; warrants; futures and other commodities; currencies; over-the-counter derivative instruments (such as swaps); securities that lack active public markets; repurchase and reverse repurchase agreements; preferred stocks, convertible bonds and other financial instruments; long and short positions in foreign and U.S. equities and equity-related instruments; and real-estate related securities.
In anticipation of or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, a Fund may, regardless of its normal asset class allocation, temporarily hold all or a portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Fund will achieve its investment objective.
3.      On page 30 of each of the Prospectuses, the following is inserted immediately after the last paragraph:
•	Market Trading Risks of Exchange-Traded Funds:
¡	Absence of Active Market: Although the shares of ETFs are listed for trading on national securities exchanges and certain foreign exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
¡	Lack of Market Liquidity: Secondary market trading in ETF shares may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in ETF shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of any ETF will continue to be met or will remain unchanged.
¡	Shares of an ETF May Trade at Prices Other Than NAV: Shares of an ETF may trade at, above, or below their NAV. The per share NAV of an ETF will fluctuate with changes in the market value of such ETF’s holdings. The trading prices of an ETF’s shares will fluctuate in accordance with changes in its NAV as well as market supply and demand. However, given that shares can be created and redeemed only in large blocks of shares (“Creation Units”) at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), it is likely that large discounts or premiums to the NAV of an ETF’s shares should not be sustained.
¡	Trading Risk: While the creation/redemption feature of ETFs is designed to make it likely that shares of ETFs will trade close to their NAVs, disruptions to creations and redemptions may result in trading prices that differ significantly from NAV.
•	Non-Diversification Risk: An Underlying Fund may be classified as “non-diversified.” This means that a Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, a Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

•	Passive Investment Risk: Most ETFs, and certain other Underlying Funds, are not actively managed. An Underlying Fund or ETF may be affected by a general decline in the U.S. or foreign market segments relating to its underlying index. Passively-managed funds or ETFs invest in the securities included in, or representative of, their underlying index regardless of their investment merit. The investment adviser to a passively-managed fund or ETF does not attempt to take defensive positions in declining markets.
Because a passively-managed fund or ETF may not fully replicate its underlying index and may hold securities not included in its underlying index, such fund or ETF is subject to management risk. This is the risk that the investment strategy used by the investment adviser of a fund or ETF, the implementation of which is subject to a number of constraints, may not produce the intended results.
Imperfect correlation between the securities held in a passively-managed fund or ETF and those in its underlying index, rounding of prices, changes to the underlying indices and regulatory policies may cause such fund’s performance to vary from the performance of its underlying index. This is called “tracking error.” Tracking error may also result because the fund or ETF incurs fees and expenses while its underlying index does not incur such expenses.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE